Restoration provisions	12 Months Ended
Oct. 31, 2020
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Restoration provisions
13.	Restoration provisions
The Company has a legal obligation to complete the site restoration and decommissioning of its leased plant properties in New York and Ontario. The provision for decommissioning and site restoration is determined using the estimated costs provided by the New York Department of Environmental Conservation and Ontario Ministry of the Environment, Conservation and Parks.
The following table represents the continuity of the restoration provision associated with the Company’s leased plant properties:

Restoration provisions at October 31, 2019 and 2018	$—
Initial recognition in 2020	321,400

Restoration provisions at October 31, 2020	$321,400

The present value of the restoration provision of $321,400 was calculated using an average risk-free rate of 0.61%.